SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K
Current Report
______________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2010 (July 6, 2010)

VITAMIN SPICE
(Exact name of Registrant as specified in charter)

Wyoming	0-52907	20-5776355
(State or other	(Commission file	(I.R.S. Employer
jurisdiction of	number)	Identification Number)
incorporation)

996 Old Eagle School Road, Suite 1102
Wayne, Pennsylvania  19087
(Address of Principal Executive Offices)

__________________________________
(Prior Address if Changed From Last Report)

(610) 994-1657
 (Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On July 6, 2010, the Company terminated the services of Jehu Hand, Esq. as corporate counsel to the Company.  Mr. Hand has been replaced by Wolfgang Heimerl, Esq., of the Heimerl Law Firm, as counsel to the Company.  Many factors were considered in changing corporate counsel, including, but not limited to, the geographic proximity of Mr. Heimerl’s offices (32 Dumont Road, Far Hills, New Jersey and 110 Wall Street, New York, New York) to the corporate offices of the Company.  The information in this Form 8-K is being furnished under this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

a.	Exhibits NONE

Signatures

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2010	VITAMIN SPICE
(Registrant)

	By:	/s/ Edward Bukstel
Edward Bukstel/ CEO